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                            INVESTOR RIGHTS AGREEMENT

         This Investor Rights Agreement (this "Agreement") is made and entered into as of June 18, 2004 among NexMed, Inc., a Nevada corporation (the "Company"), and each of the purchasers executing this Agreement and listed on
Schedule 1 attached hereto (collectively, the "Purchasers").

         This Agreement is being entered into pursuant to the Common Stock and Warrant Purchase Agreement, dated as of the date hereof, by and among the Company and the Purchasers (the "Purchase Agreement").

         The Company and the Purchasers hereby agree as follows:

         1.       Definitions.

         Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

         "Advice" shall have the meaning set forth in Section 3(m).

         "Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.

         "Blackout Period" shall have the meaning set forth in Section 3(n).

         "Board" shall have the meaning set forth in Section 3(n).

         "Business Day" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New Jersey generally are authorized or required by law or other government actions to close.

         "Commission" means the Securities and Exchange Commission.

         "Common Stock" means the Company's Common Stock, par value $0.001 per share.

         "Effectiveness Period" shall have the meaning set forth in Section 2.

         "Event" shall have the meaning set forth in Section 8(e).

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         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Filing Date" means the thirtieth (30th) day following the Closing
Date.

         "Holder" or "Holders" means the holder or holders, as the case may be, from time to time of Registrable Securities, including without limitation the Purchasers and their assignees.

         "Indemnified Party" shall have the meaning set forth in Section 5(c).

         "Indemnifying Party" shall have the meaning set forth in Section 5(c).

         "Losses" shall have the meaning set forth in Section 5(a).

         "Nasdaq" shall mean The Nasdaq Stock Market.

         "Person" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

         "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

         "Prospectus" means the prospectus included in any Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

         "Registrable Securities" means (a) the Shares and the Warrant Shares (without regard to any limitations on beneficial ownership contained in the Warrants) or other securities issued or issuable to each Purchaser or its transferee or designee (i) upon exercise of the Warrants, or (ii) upon any distribution with respect to, any exchange for or any replacement of such Shares or Warrants or (iii) upon any conversion, exercise or exchange of any securities issued in connection with any such distribution, exchange or replacement; (b) securities issued or issuable upon any stock split, stock dividend, recapitalization or similar event with respect to the foregoing; and (c) any other security issued as a dividend or other distribution with respect to, in exchange for, in replacement or redemption of, or in reduction of the liquidation value of, any of the securities referred to in the preceding clauses; provided, however, that such securities shall cease to be Registrable Securities when such securities have been sold to or through a broker or dealer or underwriter in a public

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distribution or a public securities transaction or when such securities may be sold without any restriction pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion letter, addressed to the Company's transfer agent to such effect as described in Section 2 of this Agreement.

         "Registration Statement" means the registration statements and any additional registration statements contemplated by Section 2, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference in such registration statement.

         "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

         "Rule 158" means Rule 158 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

         "Rule 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Special Counsel" means Wiggin and Dana LLP.

         "Warrant Shares" means the shares of Common Stock issuable upon the exercise of the warrants issued or to be issued to the Purchasers or their assignees or designees in connection with the offering consummated under the Purchase Agreement.

         2. Registration. As soon as possible following the Closing Date (but not later than the Filing Date), the Company shall prepare and file with the Commission a "shelf" Registration Statement covering all Registrable Securities for a secondary or resale offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-3 (or if such form is not available to the Company on another form appropriate for such registration in accordance herewith). The Company shall use its best efforts to cause the Registration Statement to be declared effective under the Securities Act not later than ninety (90) days after the Closing Date (including filing with the Commission a request for acceleration of effectiveness in accordance with Rule 461 promulgated under the Securities Act within five (5) Business Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be

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"reviewed," or not be subject to further review) and to keep such Registration
Statement continuously effective under the Securities Act until such date as is the earlier of (x) the date when all Registrable Securities covered by such Registration Statement have been sold or (y) the date on which all Registrable Securities may be sold without any restriction pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion letter, addressed to the Company's transfer agent to such effect (the "Effectiveness Period"). Upon the initial filing thereof, the Registration Statement shall cover at least 100% of the Shares and 100% of the shares of Common Stock for issuance upon the exercise of the Warrants. Such Registration Statement also shall cover, to the extent allowable under the Securities Act and the Rules promulgated thereunder (including Securities Act Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities.

         3.       Registration Procedures.

         In connection with the Company's registration obligations hereunder, the Company shall:

         (a) Prepare and file with the Commission on or prior to the Filing Date, a Registration Statement on Form S-3 (or if such form is not available to the Company on another form appropriate for such registration in accordance herewith) (which shall include a Plan of Distribution substantially in the form of Exhibit A attached hereto), and cause the Registration Statement to become effective and remain effective as provided herein; provided, however, that not less than three (3) Business Days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto, the Company shall (i) furnish to the Special Counsel, copies of all such documents proposed to be filed, which documents (other than those incorporated by reference) will be subject to the review of such Special Counsel, and (ii) at the request of any Holder cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of counsel to such Holders, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities or the Special Counsel shall reasonably object in writing within three (3) Business Days after their receipt thereof, unless counsel to the Company determines in writing that such objection is without merit.

         (b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and to the extent any Registrable Securities are not included in such Registration Statement for reasons other than the failure of the Holder to comply with Section 3(m) hereof, shall prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all Registrable Securities;

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(ii) cause the related Prospectus to be amended or supplemented by any required
Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; (iii) respond as promptly as possible, and in no event later than 10 Business Days, to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and as promptly as possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

         (c) Notify the Holders of Registrable Securities to be sold and the Special Counsel as promptly as possible (A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed (but in no event in the case of this subparagraph (A), less than three (3) Business Days prior to date of such filing); (B) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement; and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective, and after the effectiveness thereof: (i) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (iv) if the financial statements included in the Registration Statement become ineligible for inclusion therein or of the occurrence of any event that makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Without limitation to any remedies to which the Holders may be entitled under this Agreement, if any of the events described in Sections 3(c)(C)(i), 3(c)(C)(ii), 3(c)(C)(iii) or 3(c)(C)(iv) occur, the Company shall use its best efforts to respond to and correct the event.

         (d) Use its best efforts to avoid the issuance of, or, if issued, use best efforts to obtain the withdrawal of, (i) any order suspending the effectiveness of the Registration

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Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

         (e) If requested by any Holder of Registrable Securities, (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the Company reasonably agrees should be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment; provided, however, that the Company shall not be required to take any action pursuant to this Section 3(e) that would, in the written opinion of counsel for the Company (addressed to the Special Counsel), violate applicable law.

         (f) Furnish to each Holder and the Special Counsel, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

         (g) Promptly deliver to each Holder and the Special Counsel, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

         (h) Prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the selling Holders and the Special Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any jurisdiction where it is not then so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

         (i) Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by applicable law and the

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Purchase Agreement, of all restrictive legends, and to enable such Registrable
Securities to be in such denominations and registered in such names as any Holder may request at least two (2) Business Days prior to any sale of Registrable Securities. In connection therewith, the Company shall promptly after the effectiveness of the Registration Statement cause an opinion of counsel to be delivered to and maintained with its transfer agent, together with any other authorizations, certificates and directions required by the transfer agent, which authorize and direct the transfer agent to issue such Registrable Securities without legend upon sale by the Holder of such shares of Registrable Securities under the Registration Statement.

         (j) Upon the occurrence of any event contemplated by Section 3(c)(C)(iv), as promptly as possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (k) Cause all Registrable Securities relating to such Registration Statement to be listed on NASDAQ and any other United States securities exchange, quotation system, market or over-the-counter bulletin board, if any, on which similar securities issued by the Company are then listed.

         (l) Comply in all material respects with all applicable rules and regulations of the Commission and make generally available to its security holders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 not later than 45 days after the end of any 3-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter of the Company after the effective date of the Registration Statement, which statement shall conform to the requirements of Rule 158.

         (m) Request each selling Holder to furnish to the Company information regarding such Holder and the distribution of such Registrable Securities as is required by law or the Commission to be disclosed in the Registration Statement by sending to each selling Holder a Selling Shareholder Questionnaire, the form of which is attached as Exhibit B, and the Company may exclude from such registration the Registrable Securities of any such Holder who fails (i) to furnish such information or (ii) to agree to furnish, upon request, such additional information regarding such Holder as may later be required by law to be disclosed, in each case, within a reasonable time prior to the filing of each Registration Statement, supplemented Prospectus and/or amended Registration Statement.

         If the Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require (if such

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reference to such Holder by name or otherwise is not required by the Securities
Act or any similar federal statute then in force) the deletion of the reference to such Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

         Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(C)(i), 3(c)(C)(ii), 3(c)(C)(iii), 3(c)(C)(iv) or 3(n), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 3(j), or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.

         (n) If (i) there is material non-public information regarding the Company which the Company's Board of Directors (the "Board") reasonably determines not to be in the Company's best interest to disclose and which the Company is not otherwise required to disclose, or (ii) there is a significant business opportunity (including, but not limited to, the acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other similar transaction) available to the Company which the Board reasonably determines not to be in the Company's best interest to disclose and which the Company would be required to disclose under the Registration Statement, then the Company may postpone or suspend filing or effectiveness of a registration statement for a period not to exceed 30 consecutive days, provided that the Company may not postpone or suspend its obligation under this Section 3(n) for more than 45 days in the aggregate during any 12 month period (each, a "Blackout Period").

         4.       Registration Expenses.

         All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not the Registration Statement is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with Nasdaq and each other securities exchange, quotation system, market or over-the-counter bulletin board on which Registrable Securities are required hereunder to be listed, (B) with respect to filings required to be made with the Commission, and
(C) in compliance with state securities or Blue Sky laws (including, without limitation, fees and disbursements of Special Counsel in connection with Blue Sky qualifications of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as the Holders of a majority of Registrable Securities may

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designate)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing or photocopying prospectuses), (iii) messenger, telephone and delivery expenses, (iv) Securities Act liability insurance, if the Company so desires such insurance, (v) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, including, without limitation, the Company's independent public accountants (including, in the case of an underwritten offering, the expenses of any comfort letters or costs associated with the delivery by independent public accountants of a comfort letter or comfort letters) and legal counsel, and (vi) fees and expenses of the Special Counsel in connection with any Registration Statement hereunder. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.

         5.       Indemnification.

         (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and reasonable attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained or incorporated by reference in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or amendment or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, which information was reasonably relied on by the Company for use therein or to the extent that such information relates to (x) such Holder and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of prospectus or in any amendment or supplement thereto or (y) such Holder's proposed method of distribution of Registrable Securities as set forth in Exhibit A (or as such Holder otherwise informs the Company in writing); or (ii) in the case of an occurrence of an event of the type described in Section 3(c)(C)(ii), 3(c)(C)(iii), 3(c)(C)(iv) or 3(n), the

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use by a Holder of an outdated or defective Prospectus after the delivery to the
Holder of written notice from the Company that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in
Section 3(m). The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 5(c) to this Agreement) and shall survive the transfer of the Registrable Securities by the Holders.

         (b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents and employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising solely out of or based solely upon any untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that (i) such untrue statement or omission is contained in or omitted from any information so furnished in writing by such Holder to the Company specifically for inclusion in the Registration Statement or such Prospectus and that such information was reasonably relied upon by the Company for use in the Registration Statement, such Prospectus, or in any amendment or supplement thereto, or to the extent that such information relates to (x) such Holder and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus, or such form of prospectus or in any amendment or supplement thereto or (y) such Holder's proposed method of distribution of Registrable Securities as set forth in Exhibit A (or as such Holder otherwise informs the Company in writing) or (ii) in the case of an occurrence of an event of the type described in Section 3(c)(C)(ii), 3(c)(C)(iii), 3(c)(C)(iv) or 3(n), the use by a Holder of an outdated or defective Prospectus after the delivery to the Holder of written notice from the Company that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 3(m); provided, however, that the indemnity agreement contained in this Section 5(b) shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the prior written consent of the Holder, which consent shall not be unreasonably withheld. Notwithstanding anything to the contrary contained herein, the Holder shall be liable under this Section 5(b) for only that amount as does not exceed the net proceeds to such Holder as a result of the sale of Registrable Securities pursuant to such Registration Statement.

         (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party promptly shall notify the Person from whom indemnity is sought

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(the "Indemnifying Party") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all reasonable fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

         An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel in writing (with a copy to the Indemnifying Party) that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the reasonable expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding and does not impose any monetary or other obligation or restriction on the Indemnified Party.

         All reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Business Days of written notice thereof to the Indemnifying Party, which notice shall be delivered no more frequently than on a monthly basis (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

         (d) Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party because of a failure or refusal of a governmental authority to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms. Notwithstanding anything to the contrary contained herein, the Holder shall be required to contribute under this
Section 5(d) for only that amount as does not exceed the net proceeds to such Holder as a result of the sale of Registrable Securities pursuant to such Registration Statement.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

         The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties. The indemnity and contribution agreements herein are in addition to and not in diminution or limitation of any indemnification provisions under the Purchase Agreement.

         6.       Rule 144.

         As long as any Holder owns any Shares, Warrants or Warrant Shares, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act. As long as any Holder owns any Shares, Warrants or Warrant Shares, if the Company is not required to file reports pursuant to Section 13(a) or 15(d) of the Exchange Act, it will prepare and furnish to the Holders and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act. The Company further covenants that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Person to sell Shares and Warrant Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including compliance with the provisions of the Purchase Agreement relating to the transfer of the Shares and Warrant Shares. Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

         7.       Covenants of Purchasers.

         In connection with the Registration Statement, each of the Purchasers covenants as follows:

         (a) Unless and until such Purchaser has provided written notice to the Company to the contrary, all sales of Registrable Securities by such Purchaser shall be made without payment of underwriting discounts or commissions except for the usual and customary commission paid to brokers or dealers.

         (b) Such Purchaser shall advise the Company of any arrangement with a broker or dealer for the sale of such Purchaser's Registrable Securities through a block trade, special offering, exchange or secondary distribution or a principal purchase by a broker or dealer, and the details of such transaction.

         (c) Such Purchaser shall comply with all prospectus delivery requirements with respect to sales of the Registrable Securities to the extent required by the Securities Act and other applicable law.

         (d) Such Purchaser shall report to the Company, upon written request of the Company, whether all Registrable Securities held by such Purchaser have been sold or otherwise transferred.

         8.       Miscellaneous.

         (a) Remedies. In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

         (b) No Inconsistent Agreements. Except as otherwise disclosed in the Purchase Agreement, neither the Company nor any of its subsidiaries is a party to an agreement currently in effect, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Without limiting the generality of the foregoing, without the written consent of the Holders of a majority of the then outstanding Registrable Securities, the Company shall not grant to any Person the right to request the Company to register any securities of the Company under the Securities Act unless the rights so granted are subject in all respects to the prior rights in full of the Holders set forth herein, and are not otherwise in conflict with the provisions of this Agreement.

         (c) Notice of Effectiveness. Within two (2) Business Days after the Registration Statement which includes the Registrable Securities is ordered effective by the Commission, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Holders whose Registrable Securities are included in such Registration Statement) confirmation that the Registration Statement has been declared effective by the Commission in the form attached hereto as Exhibit
C. On the day that such Registration Statement is declared effective, the Company shall furnish to the Investors for completion the investor representation letter attached as Annex I to Exhibit C.

         (d) Piggy-Back Registrations. If at any time when there is not an effective Registration Statement covering all of the Registrable Securities, the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or its then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, the Company shall send to each Holder of Registrable Securities written notice of such determination and, if within seven (7) Business Days after receipt of such notice, any such Holder shall so request in writing (which request shall specify the Registrable Securities intended to be disposed of by the Holder), the Company will cause the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Holder, to the extent required to permit the disposition of the Registrable Securities so to be registered, provided that if at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to such Holder and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay expenses in accordance with Section 4 hereof), and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities being registered pursuant to this Section 8(d) for the same period as the delay in registering such other securities. The Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered; provided, however, that the Company shall not be required to register any Registrable Securities pursuant to this Section 8(d) that are eligible for sale pursuant to Rule 144(k) of the Securities Act. In the case of an underwritten public offering, if the managing underwriter(s) or underwriter(s) should reasonably object to the inclusion of the Registrable Securities in such registration statement, then if the Company after consultation with the managing underwriter should reasonably determine that the inclusion of such Registrable Securities, would materially adversely affect the offering contemplated in such registration statement, and based on such determination recommends inclusion in such registration statement of fewer or none of the Registrable Securities of the Holders, then (x) the number of Registrable Securities of the Holders included in such registration statement shall be reduced pro-rata among such Holders (based upon the number of Registrable Securities requested to be included in the registration), if the Company after consultation with the underwriter(s) recommends the inclusion of fewer Registrable Securities, or (y) none of the Registrable Securities of the Holders shall be included in such registration statement, if the Company after consultation with the underwriter(s) recommends the inclusion of none of such Registrable Securities; provided, however, that if securities are being offered for the account of other persons or entities as well as the Company, such reduction shall not represent a greater fraction of the number of Registrable Securities intended to be offered by the Holders than the fraction of similar reductions imposed on such other persons or entities (other than the Company).

         (e) Failure to File Registration Statement and Other Events. The Company and the Holders agree that the Holders will suffer damages if the Registration Statement is not filed on or prior to the forty-fifth (45th) day following the Closing Date and maintained in the manner contemplated herein during the Effectiveness Period. The Company and the Holders further agree that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, if (i) the Registration Statement is not filed on or prior to the forty-fifth (45th) day following the Closing Date, or (ii) the Company fails to file with the Commission a request for acceleration in accordance with Rule 461 promulgated under the Securities Act within five (5) Business Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be "reviewed," or not subject to further review, or (iii) the Registration Statement is filed with and declared effective by the Commission but thereafter ceases to be effective as to all Registrable Securities at any time prior to the expiration of the Effectiveness Period, without being succeeded immediately by a subsequent Registration Statement filed with the Commission, except as otherwise permitted by this Agreement, including pursuant to Section 3(n), or (iv) trading in the Common Stock shall be suspended or if the Common Stock is delisted from Nasdaq or any other securities exchange, quotation system, market or over-the-counter bulletin board on which Registrable Securities are required hereunder to be listed (each an "Exchange"), without immediately being listed on any other Exchange, for any reason for more than one (1) Business Day, other than pursuant to Section 3(n), or (v) the exercise rights of the Holders under the Warrants are suspended for any reason without the consent of the particular Holder, or
(vi) the Company has breached Section 3(n) of this Agreement (any such failure or breach being referred to as an "Event"), the Company shall pay in cash as liquidated damages for such failure and not as a penalty to each Holder an amount equal to two percent (2%) of such Holder's pro rata share of the purchase price paid by all Holders for the Shares purchased and then outstanding pursuant to the Purchase Agreement for the initial thirty (30) day period until the applicable Event has been cured, which shall be pro rated for such periods less than thirty (30) days and two percent (2%) of such Holder's pro rata share of the purchase price paid by all Holders for Shares purchased and then outstanding pursuant to the Purchase Agreement for each subsequent thirty (30) day period until the applicable Event has been cured which shall be pro rated for such periods less than thirty days (the "Periodic Amount"). Payments to be made pursuant to this Section 8(e) shall be due and payable immediately upon demand in immediately available cash funds. The parties agree that the Periodic Amount represents a reasonable estimate on the part of the parties, as of the date of this Agreement, of the amount of damages that may be incurred by the Holders if the Registration Statement is not filed on or prior to the forty-fifth (45th) day following the Closing Date and maintained in the manner contemplated herein during the Effectiveness Period or if any other Event as described herein has occurred. Notwithstanding the foregoing, the Company shall remain obligated to cure the breach or correct the condition that caused the Event, and the Holder shall have the right to take any action necessary or desirable to enforce such obligation.

         (f)      Specific Enforcement, Consent to Jurisdiction.

                  (i) The Company and the Holders acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

                  (ii) Each of the Company and the Holders (i) hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts located in New York City, New York for the purposes of any suit, action or proceeding arising out of or relating to this Agreement and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Company and the Holders consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 8(f) shall affect or limit any right to serve process in any other manner permitted by law.

         (g) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of 75% of the Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

         (h) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earlier of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice prior to 5:00 p.m., New York City time, on a Business Day, (ii) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Business Day or later than 5:00 p.m., New York City time, on any date and earlier than 11:59 p.m., New York City time, on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service such as Federal Express or (iv) actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be with respect to each Holder at its address set forth under its name on Schedule 1 attached hereto, or with respect to the Company, addressed to:

                                    NexMed, Inc.
                                    350 Corporate Boulevard
                                    Robbinsville, NJ  08691
                                    Attention:  Chief Financial Officer
                                    Facsimile No.:  609-208-1622

or to such other address or addresses or facsimile number or numbers as any such party may most recently have designated in writing to the other parties hereto by such notice. Copies of notices to the Company shall be sent to Katten Muchin Zavis Rosenman, 575 Madison Avenue, New York, NY 10022, Attn: Robert Kohl, Esq., Facsimile No. (212) 940-8776. Copies of notices to any Holder shall be sent to the addresses, if any, listed on Schedule 1 attached hereto.

         (i) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns and shall inure to the benefit of each Holder and its successors and assigns; provided, that the Company may not assign this Agreement or any of its rights or obligations hereunder without the prior written consent of each Holder; and provided, further, that each Holder may assign its rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

         (j) Assignment of Registration Rights. The rights of each Holder hereunder, including the right to have the Company register for resale Registrable Securities in accordance with the terms of this Agreement, shall be automatically assignable by each Holder to any transferee of such Holder of all or a portion of the Shares, the Warrants or the Registrable Securities if: (i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned,
(iii) following such transfer or assignment the further disposition of such securities by the transferee or assignees is restricted under the Securities Act and applicable state securities laws, (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this Section 8(j), the transferee or assignee agrees in writing with the Company to be bound by all of the provisions of this Agreement, and (v) such transfer shall have been made in accordance with the applicable requirements of the Purchase Agreement. The rights to assignment shall apply to the Holders (and to subsequent) successors and assigns.

         The Company may require, as a condition of allowing such assignment in connection with a transfer of Shares, Warrants or Registrable Securities (i) that the Holder or transferee of all or a portion of the Shares, the Warrants or the Registrable Securities as the case may be, furnish to the Company a written opinion of counsel that is reasonably acceptable to the Company to the effect that such transfer may be made without registration under the Securities Act,
(ii) that the Holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act.

         (k) Counterparts; Facsimile. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by electronic image or facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such electronic image or facsimile signature were the original thereof.

         (l) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law thereof.

         (m) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

         (n) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable in any respect, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

         (o) Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

         (p) Registrable Securities Held by the Company and its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its Affiliates (other than any Holder or transferees or successors or assigns thereof if such Holder is deemed to be an Affiliate solely by reason of its holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

         (q) Obligations of Purchasers. The Company acknowledges that the obligations of each Purchaser under this Agreement, are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement. The decision of each Purchaser to enter into to this Agreement has been made by such Purchaser independently of any other Purchaser. The Company further acknowledges that nothing contained in this Agreement, and no action taken by any Purchaser pursuant hereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

         Each Purchaser acknowledges and agrees that it has been represented by its own separate legal counsel in their review and negotiation of this Agreement and with respect to the transactions contemplated hereby. For reasons of administrative convenience only, this Agreement has been prepared by Special Counsel (counsel for SDS Capital Group SPC, Ltd.

("SDS")) and the Special Counsel will perform certain duties under this Agreement. Such counsel does not represent all of the Purchasers but only SDS. The Company has elected to provide all Purchasers with the same terms and Agreement for the convenience of the Company and not because it was required or requested to do so by the Purchasers. The Company acknowledges that such procedure with respect to this Agreement in no way creates a presumption that the Purchasers are in any way acting in concert or as a group with respect to this Agreement or the transactions contemplated hereby or thereby.

                            [signature page follows]

         IN WITNESS WHEREOF, the parties hereto have caused this Investor Rights Agreement to be duly executed by their respective authorized persons as of the date first indicated above.

COMPANY:

NEXMED, INC.


By: /s/ Vivian H. Liu
    -----------------
Name:  Vivian H. Liu
Title:  Vice President & CFO





PURCHASER:

Print Exact Name:  Allison Berman Trust



By:  /s/ Barry Praver
     ----------------
Name:  Barry Praver
Title:  Trustee

PURCHASER:

Print Exact Name:  Ann Berman Credit Shelter Trust



By:  /s/ Warren Berman
     -----------------
Name:  Warren Berman
Title:  Trustee

PURCHASER:

Print Exact Name:  Ari Berman Trust



By:  /s/ Barry Praver
     ----------------
Name:  Barry Praver
Title:  Trustee

PURCHASER:

Print Exact Name:  BayStar Capital II, L.P.



By:  /s/ Steve Derby
     ---------------
Name:  Steve Derby
Title:  General Partner of Managing Member Bay East, L.P.

PURCHASER:

Print Exact Name:  Caduceus Capital II, L.P.



By:  /s/ Samuel D. Isaly
     -------------------
Name:  Samuel D. Isaly
Title:  Managing Member of the General Partner

PURCHASER:

Print Exact Name:  Chula Partners, L.P.



By:  /s/ Warren Berman
     -----------------
Name:  Warren Berman
Title:  General Partner

PURCHASER:

Print Exact Name:  Clarion Capital Corporation



By:  /s/ Morton A. Cohen
     -------------------
Name:  Morton A. Cohen
Title:  Chairman

PURCHASER:

Print Exact Name:  Clarion Offshore Fund, Ltd.



By:  /s/ Morton A. Cohen
     -------------------
Name:  Morton A. Cohen
Title: General Partner

PURCHASER:

Print Exact Name:  Clarion Partners, L.P.



By:  /s/ Morton A. Cohen
     -------------------
Name:  Morton A. Cohen
Title:  Investment Manager

PURCHASER:

Print Exact Name:  HFR SHC Aggressive Fund



By:  /s/ Samuel D. Isaly
     -------------------
Name:  Samuel D. Isaly
Title:  Managing Member of the Investment Advisor

PURCHASER:

Print Exact Name:  Midsummer Investment, Ltd.



By:  /s/ Scott D. Kaufman
     --------------------
Name:  Scott D. Kaufman
Title: Managing Director Midsummer Capital, LLC Acting as Investment Manager of Midsummer Investment, Ltd.

PURCHASER:

Print Exact Name:  Penfield Partners, L.P.



By:  /s/ Jeffrey O. Putterman
     ------------------------
Name:  Jeffrey O. Putterman
Title: Limited Partner, Pine Creek Advisors, L.P. (General Partner of Penfield Partners, L.P.)

PURCHASER:

Print Exact Name:  SDS Capital Group SPC, Ltd.



By:  /s/ Steve Derby
     ---------------
Name:  Steve Derby
Title: Managing Member

PURCHASER:

Print Exact Name:  Summit Capital Partners, LP



By:  /s/ Matthew C. Rudolf
     ---------------------
Name:  Matthew C. Rudolf
Title: Managing Director Summit Capital Management, LLC, General Partner Summit Capital Partners, L.P.

PURCHASER:

Print Exact Name:  The Tail Wind Fund Ltd.



By:  Tail Wind Advisory and Management Ltd., as investment manager

By:  /s/ David Crook
     ---------------
Name:  David Crook
Title:  CEO

PURCHASER:

Print Exact Name: Winchester Global Trust Company Limited as Trustee for Caduceus Capital Trust



By:  /s/ Samuel D. Isaly
     -------------------
Name:  Samuel D. Isaly
Title:  Managing Member of the Investment Advisor

            SCHEDULE 1 TO COMMON STOCK AND WARRANT PURCHASE AGREEMENT

               PURCHASERS AND SHARES OF COMMON STOCK AND WARRANTS

----------------------------------------- --------------------  ----------------------  ----------------------- -------------------
    NAME, ADDRESS AND FAX NUMBER          COPIES OF NOTICES TO  SHARES OF COMMON STOCK  COMMON STOCK UNDERLYING   PURCHASE PRICE
           OF PURCHASER                                                PURCHASED                WARRANTS
----------------------------------------- --------------------  ----------------------  ----------------------- -------------------
Allison Berman Trust
504 North 4th Street, Suite 102
Fairfield, IA 52556                                                    16,667                  5,833               $25,000
T: (641) 472-4887
F: (641) 472-6929
Email: ees@lisco.com
Contact: Barry Praver
----------------------------------------- --------------------  ----------------------  ----------------------- -------------------
Ann Berman Credit Shelter Trust
504 North Fourth Street, Suite 102
Fairfield, IA 52556                                                    33,333                 11,667               $50,000
T: (641) 472-4887
F: (641) 472-6929
Contact: Warren Berman
----------------------------------------- --------------------  ----------------------  ----------------------- -------------------
Ari Berman Trust
504 North Fourth Street, Suite 102
Fairfield, IA 52556                                                    16,667                  5,833               $25,000
T: (641) 472-4887
F: (641) 472-6929
Contact: Warren Berman
----------------------------------------- --------------------  ----------------------  ----------------------- -------------------
BayStar Capital II, L.P.
c/o BayStar Capital Management, LLC
80 East Sir Francis Drake Blvd
Suite 2B                                                             1,000,000                350,000            $1,500,000
Larkspur, CA 94939
Tel:     203-967-5875
Fax:     203-967-5851
Contact: Steve Derby
----------------------------------------- --------------------  ----------------------  ----------------------- -------------------
Chula Partners, L.P.
504 North Fourth Street, Suite 102
Fairfield, IA 52556                                                   266,667                 93,333              $400,000
T: (641) 472-4887
F: (641) 472-6929
Contact: Warren Berman
----------------------------------------- --------------------  ----------------------  ----------------------- -------------------

----------------------------------------- --------------------  ----------------------  ----------------------- -------------------
    NAME, ADDRESS AND FAX NUMBER          COPIES OF NOTICES TO  SHARES OF COMMON STOCK  COMMON STOCK UNDERLYING   PURCHASE PRICE
           OF PURCHASER                                                PURCHASED                WARRANTS
----------------------------------------- --------------------  ----------------------  ----------------------- -------------------
Clarion Capital Corporation
1801 East 9th Street
Suite 510                                                             100,000                 35,000              $150,000
Cleveland, OH 44114
T: (216) 687-8948
F: (216) 694-3545
Contact: Morton Cohen
----------------------------------------- --------------------  ----------------------  ----------------------- -------------------
Clarion Offshore Fund, Ltd.
1801 East 9th Street
Suite 510                                                              33,334                 11,667               $50,001
Cleveland, OH 44114
T: (216) 687-8948
F: (216) 694-3545
Contact: Morton Cohen
----------------------------------------- --------------------  ----------------------  ----------------------- -------------------
Clarion Partners, L.P.
1801 East 9th Street
Suite 510                                                              33,334                 11,667               $50,001
Cleveland, OH 44114
T: (216) 687-8948
F: (216) 694-3545
Contact: Morton Cohen
----------------------------------------- --------------------  ----------------------  ---------------------- -------------------


                                                                19

----------------------------------------- --------------------  ----------------------  ----------------------- -------------------
    NAME, ADDRESS AND FAX NUMBER          COPIES OF NOTICES TO  SHARES OF COMMON STOCK  COMMON STOCK UNDERLYING   PURCHASE PRICE
           OF PURCHASER                                                PURCHASED                WARRANTS
----------------------------------------- --------------------  ----------------------  ----------------------- -------------------
Midsummer Investment, Ltd.
485 Madison Avenue, 23rd floor
New York, NY 10022                                                    333,333                 116,667             $500,000
T: (212) 584-2140
F: (212) 584-2142
Contact: Michel A. Amsalem
----------------------------------------- --------------------  ----------------------  ----------------------- -------------------
Winchester Global Trust Company Limited
as Trustee for Caduceus Capital Trust

c/o OrbiMed Advisors LLC                                             1,370,000                479,500            $2,055,000
767 Third Avenue, 30th floor
New York, NY 10280
T: (212) 739-6410
F: (212) 739-6444
Contact: Sven Borho
----------------------------------------- --------------------  ----------------------  ----------------------- -------------------
Caduceus Capital II, L.P.

c/o OrbiMed Advisors LLC
767 Third Avenue, 30th floor                                          680,000                 238,000            $1,020,000
New York, NY 10280
T: (212) 739-6410
F: (212) 739-6444
Contact: Sven Borho
----------------------------------------- --------------------  ----------------------  ----------------------- -------------------
HFR SHC Aggressive Fund

c/o OrbiMed Advisors LLC
767 Third Avenue, 30th floor                                          200,000                 70,000              $300,000
New York, NY 10280
T: (212) 739-6410
F: (212) 739-6444
Contact: Sven Borho
----------------------------------------- --------------------  ----------------------  ----------------------- -------------------


                                                                20

----------------------------------------- --------------------  ----------------------  ----------------------- -------------------
    NAME, ADDRESS AND FAX NUMBER          COPIES OF NOTICES TO  SHARES OF COMMON STOCK  COMMON STOCK UNDERLYING   PURCHASE PRICE
           OF PURCHASER                                                PURCHASED                WARRANTS
----------------------------------------- --------------------  ----------------------  ----------------------- -------------------
Penfield Partners, L.P.
c/o William D. Witter, Inc.
153 East 53rd St., 51st Floor                                         400,000                 140,000             $600,000
NY, NY 10022-4611
T: (212) 753-7878
F: (212) 486-7697
Contact: Jeff Putterman
----------------------------------------- --------------------  ----------------------  ----------------------- -------------------
SDS Capital Group SPC, Ltd.               Mike Grundei
c/o SDS Management, LLC                   Wiggin & Dana LLP
53 Forest Avenue, 2nd Floor               400 Atlantic Street         500,000                 175,000             $750,000
Old Greenwich, CT 06870                   Stamford, CT 06901
T: (203) 967-5875                         T: (203) 363-7630
F: (203) 967-5851                         F: (203) 363-7676
Contact: Steve Derby
----------------------------------------- --------------------  ----------------------  ----------------------- -------------------


                                                                21

----------------------------------------- --------------------  ----------------------  ----------------------- -------------------
    NAME, ADDRESS AND FAX NUMBER          COPIES OF NOTICES TO  SHARES OF COMMON STOCK  COMMON STOCK UNDERLYING   PURCHASE PRICE
           OF PURCHASER                                                PURCHASED                WARRANTS
----------------------------------------- --------------------  ----------------------  ----------------------- -------------------
Summit Capital Partners, LP
601 Union Street, Suite 3900
Seattle, WA 98101-4054                                                200,000                 70,000              $300,000
Tel: 206-447-6200
Fax: 206-447-6204
Contact: Jack Morbeck
----------------------------------------- --------------------  ----------------------  ----------------------- -------------------
The Tail Wind Fund Ltd.

Address for Notices:

c/o Tail Wind Advisory & Management Ltd.
1st Floor, No. 1 Regent Street
London, SW1Y 4NS UK                       Peter J. Weisman, P.C.
T: (44) 20-7468-7660                      335 Madison Avenue,
F:  (44) 20-7468-7657                     Ste 1702                    333,333                 116,667             $500,000
Contact: David Crook                      New York, NY 10017
                                          T: (212) 418-4972
                                          F: (212) 317-8855
Common Stock Delivered:

c/o Bishop Rosen & Co.
100 Broadway, 16th Floor
New York, NY 10005
T: (212) 602-0654
F: (212) 602-0697
Contact: Dan Freeman
----------------------------------------- --------------------  ----------------------  ----------------------- -------------------
Warrants Delivered to:

c/o The Bank of Nova Scotia Trust
Company Bahamas) Limited
Windermere House, 404 East Bay Street
Nassau, Bahamas
T: 242) 393-8777
F: (242) 393-0582
Contact: Ngaire Strachan
----------------------------------------- --------------------  ----------------------  ----------------------- -------------------


                                                                22


----------------------------------------- --------------------  ----------------------  ----------------------- -------------------
    NAME, ADDRESS AND FAX NUMBER          COPIES OF NOTICES TO  SHARES OF COMMON STOCK  COMMON STOCK UNDERLYING   PURCHASE PRICE
           OF PURCHASER                                                PURCHASED                WARRANTS
----------------------------------------- --------------------  ----------------------  ----------------------- -------------------
TOTALS:                                                              5,516,668               1,615,834           $8,275,002
----------------------------------------- --------------------  ----------------------  ----------------------- -------------------

                                    EXHIBIT A

                              PLAN OF DISTRIBUTION

         We are registering the shares of common stock on behalf of the selling security holders. Sales of shares may be made by selling security holders, including their respective donees, transferees, pledgees or other successors-in-interest directly to purchasers or to or through underwriters, broker-dealers or through agents. Sales may be made from time to time on the Nasdaq National Market, any other exchange or market upon which our shares may trade in the future, in the over-the-counter market or otherwise, at market prices prevailing at the time of sale, at prices related to market prices, or at negotiated or fixed prices. The shares may be sold by one or more of, or a combination of, the following:

- a block trade in which the broker-dealer so engaged will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction (including crosses in which the same broker acts as agent for both sides of the transaction);

- purchases by a broker-dealer as principal and resale by such broker-dealer, including resales for its account, pursuant to this prospectus;

- ordinary brokerage transactions and transactions in which the broker solicits purchases;

-        through options, swaps or derivatives;

-        in privately negotiated transactions;

-        in making short sales or in transactions to cover short sales; and

-        put or call option transactions relating to the shares.

         The selling security holders may effect these transactions by selling shares directly to purchasers or to or through broker-dealers, which may act as agents or principals. These broker-dealers may receive compensation in the form of discounts, concessions or commissions from the selling security holders and/or the purchasers of shares for whom such broker-dealers may act as agents or to whom they sell as principals, or both (which compensation as to a particular broker-dealer might be in excess of customary commissions). The selling security holders have advised us that they have not entered into any agreements, understandings or arrangements with any underwriters or broker-dealers regarding the sale of their securities.

         The selling security holders may enter into hedging transactions with broker-dealers or other financial institutions. In connection with those transactions, the broker-dealers or other financial institutions may engage in short sales of the shares or of securities convertible into or exchangeable for the shares in the course of hedging positions they assume with the selling security holders. The selling security holders may also enter into options or other transactions with broker-dealers or other financial institutions which require the delivery of shares offered by this prospectus to those broker-dealers or other financial institutions. The broker-dealer or other financial institution may then resell the shares pursuant to this prospectus (as amended or supplemented, if required by applicable law, to reflect those transactions).

         The selling security holders and any broker-dealers that act in connection with the sale of shares may be deemed to be "underwriters" within the meaning of Section 2(11) of the Securities Act of 1933, and any commissions received by broker-dealers or any profit on the resale of the shares sold by them while acting as principals may be deemed to be underwriting discounts or commissions under the Securities Act. The selling security holders may agree to indemnify any agent, dealer or broker-dealer that participates in transactions involving sales of the shares against liabilities, including liabilities arising under the Securities Act. We have agreed to indemnify each of the selling security holders and each selling security holder has agreed, severally and not jointly, to indemnify us against some liabilities in connection with the offering of the shares, including liabilities arising under the Securities Act.

         The selling security holders will be subject to the prospectus delivery requirements of the Securities Act. We have informed the selling security holders that the anti-manipulative provisions of Regulation M promulgated under the Securities Exchange Act of 1934 may apply to their sales in the market.

         Selling security holders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act, provided they meet the criteria and conform to the requirements of Rule 144.

         Upon being notified by a selling security holder that a material arrangement has been entered into with a broker-dealer for the sale of shares through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, we will file a supplement to this prospectus, if required pursuant to Rule 424(b) under the Securities Act, disclosing:

- the name of each such selling security holder and of the participating broker-dealer(s);

-        the number of shares involved;

-        the initial price at which the shares were sold;

- the commissions paid or discounts or concessions allowed to the broker-dealer(s), where applicable;

- that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus; and

-        other facts material to the transactions.

         In addition, if required under applicable law or the rules or regulations of the Commission, we will file a supplement to this prospectus when a selling security holder notifies us that a donee or pledgee intends to sell more than 500 shares of common stock.

         We are paying all expenses and fees in connection with the registration of the shares. The selling security holders will bear all brokerage or underwriting discounts or commissions paid to broker-dealers in connection with the sale of the shares.

                                    EXHIBIT B

                                  NEXMED, INC.
                    FORM OF SELLING SHAREHOLDER QUESTIONNAIRE

         This Questionnaire and Agreement is being furnished to all of the individuals and entities who hold shares of the Company's Common Stock and Warrants to purchase shares of the Company's Common Stock issued in connection with the Common Stock and Warrant Purchase Agreement dated June 18, 2004 between the Company and the Purchasers listed on Schedule 1 thereto (such shares of Common Stock and the shares of Common Stock issuable on the exercise of the Warrants, collectively "the Shares"), that are to be registered for resale under a registration statement on Form S-3 (the "Registration Statement") to be filed with the Securities and Exchange Commission in connection with the public offering of the Shares by the undersigned (the "Offering"). The Company will rely on the information supplied by you in response to this Questionnaire and Agreement to prepare such registration statement.


Please Print or Type.

1.       Name of individual or entity:__________________________________________

         _______________________________________________________________________

         ___________________________________

2. Address of principal place of business or, if an individual, address of residence______________________________________________________________

         _______________________________________________________________________

         _______________________________________________________________________

         ___________________________________________

3. Jurisdiction of formation or incorporation (if the undersigned is an entity):_______________________________________________________________

         _______________________________________________________________________

         ______________

4.       Telephone and fax numbers:_____________________________________________

         ___________

5.       Contact person:________________________________________________________

         _________

         SHARES PURCHASED IN JUNE 18, 2004 OFFERING

6. Number of Shares of Common Stock purchased by Purchaser in connection with the June 18, 2004 Common Stock and Warrant Purchase Agreement:____

         _______________________________________________________________________

         ___________________________

7. Number of Shares issuable upon the exercise of Warrants purchased in connection with the June 18, 2004 Common Stock and Warrant Purchase Agreement:_____________________________________________________________

         _______________________________________________________________________

         _________________

8. Do you wish for all Shares listed in Questions 6 and 7 to be registered for resale in the Registration Statement?

         Yes___________                    No_____________

SHARES HELD BY UNDERSIGNED OTHER THAN THOSE PURCHASED IN JUNE 18, 2004 OFFERING

9. Number of shares of Common Stock owned by the undersigned, other than those shares purchased in connection with the June 18, 2004 Common Stock and Warrant Purchase Agreement:__________________________________

         _______________________________________________________________________

         ________________

10. Number of shares issuable upon the exercise of Warrants owned by the undersgined, other than those Warrants purchased in connection with the June 18, 2004 Common Stock and Warrant Purchase Agreement:_____________

         _______________________________________________________________________

         ____________

         If any of the Warrants listed in the answer to Question 10 were purchased in connection with the Company's issuance of its Series B 8% Cumulative Convertible Preferred Stock, please specify how many:

         ______________________________________________________________

11. Number of shares issuable upon conversion of the Company's 5% Convertible Notes:_____________________________________________________

         _______________________________________________________________________

         _______________________

12. Relationship of the undersigned or its affiliates with the Company or its affiliates, other than as a holder of Shares (include any material relationship within the past three years). If "none", so state:________

         _______________________________________________________________________

         ________________________

13. Are you a member, an affiliate of a member, or a person associated with a member, of the National Association of Securities Dealers, Inc. (the "NASD")?

         Yes___________                    No_____________

         If the answer to Question 13 is "yes", state (a) the name of any such NASD member, (b) the nature of your affiliation or association with such NASD member, (c) information as to such NASD member's participation in any capacity in the offering or the original placement of the Securities.

14. If you answered "yes" to Question 13 above, please fill out the following table with respect to any purchases from the Company or any of its affiliates in a private placement within twelve months prior to the date hereof (excluding your purchase of the Shares).

------------------------------- ---------------------------- ---------------------------- ----------------------------
                                                                 Amount and Name of             Price or Other
       Date of Purchase                   Seller                     Securities                  Consideration
------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------

15. Have you entered into any agreements, understandings or arrangements with any underwriters or broker-dealers regarding the sale of the Shares?

         Yes___________                    No_____________

The undersigned consents to the disclosure of the answers to the above in the registration statement.

IN WITNESS WHEREOF, the undersigned executed this Questionnaire and Agreement on this ___ day of ______, 2004.

                                  ----------------------------------------

                                  (Signature)

                                  ----------------------------------------

                                  (Print Name and Title, if applicable)

                                    EXHIBIT C

                         FORM OF NOTICE OF EFFECTIVENESS

                            OF REGISTRATION STATEMENT


[Date]

Wells Fargo Bank Minnesota, N.A.
Shareowner Services
161 North Concord Exchange Street
South St Paul, MN 55075-1139
Attn:    Suzy Swits
Fax: 651-450-4078
Tel: 651-450-4120

Re: NexMed, Inc.

Ladies and Gentlemen:

We are counsel to NexMed, Inc. (the "Company") and have been requested to furnish you with an opinion with respect to (a) the removal of the restrictive legend from certificates representing shares of the Company's common stock, $0.001 par value per share (the "Common Shares") currently held by the individuals and/or entities who are listed, and in the amounts set forth, in Column A on Schedule A attached hereto (individually, a "Holder" and collectively, the "Holders") and (b) certain issuances of the Common Shares upon exercise of the Company's warrants listed on Schedule B attached hereto (the "Warrants") in each case held by the Holders and in the amounts set forth in Column B on Schedule A.

Please be advised that the Common Shares referred to above have been registered for resale by the Holders under the Securities Act of 1933 (the "1933 Act") pursuant to a Registration Statement on Form S-3 (File No. 333-_______) filed with the Securities and Exchange Commission ____________, and declared effective on _____________ (the "Registration Statement").

For the purposes of rendering the opinions expressed herein, we have examined and relied upon such documents as we have deemed relevant and necessary as the basis for said opinions. In such examination we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as certified or photostatic copies, and the authenticity of the originals of such documents. As to questions of fact material to the opinions expressed herein, we have relied, without independent investigation or verification, upon the statements of fact contained in the documents which we have examined. Based on the foregoing, and with due regard to such legal considerations as we have deemed relevant, we are of the opinion that for so long as the Company remains current in its filings under the Securities Exchange Act of 1934 (the "1934 Act") and the Registration Statement remains effective under the 1933 Act:

1. upon your receipt of (a) a legended certificate and/or certificates representing a number of Common Shares set forth opposite a Holder's name in Column A of Schedule A attached hereto, together with (b) a representation from such Holder in the form of Annex I attached hereto stating that it has sold or intends to resell such Common Shares solely in accordance with the Registration Statement, certificates representing such Common Shares may be issued to such Holder free of any restrictive legend; and

2. upon your receipt of (a) written instructions from the Secretary of the Company stating that any Warrants held by a Holder have been duly exercised, and the number of Common Shares to be issued upon such exercise, together with (b) a representation from such Holder identifying the Warrants that it is exercising into Common Shares and stating that it has current plans to resell such Common Shares in accordance with the Registration Statement in the form of the representation contained in Annex I (which representation may be contained in the Subscription Form delivered upon exercise of such Warrants), certificates representing such Common Shares, in an amount up to the number of unissued Common Shares set forth opposite such Holder's name in Column B of Schedule A attached hereto, may be issued to such Holder in accordance with the Company's instructions, free of any restrictive legend.

This is to advise you that, to the extent a Holder does not furnish a representation letter as set forth in paragraphs 1 or 2 above for any Common Shares, then certificates for those Common Shares should be issued with a restrictive legend.

This opinion letter being provided to you as of the date hereof in connection with the issuance of certificates representing up to the number of Common Shares set forth opposite the names of the Holders listed on Schedule A, is solely for your benefit and may not be used, circulated, quoted or otherwise referred to or relied upon by you for any other purpose, or by any other person for any purpose, without our prior written consent.

Very truly yours.

KATTEN MUCHIN ZAVIS ROSENMAN


By: ________________________________
              A Partner

                                   SCHEDULE A

----------------------------------------------- -------------------------------- --------------------------------
                                                           COLUMN A                          COLUMN

         NAME OF SELLING SHAREHOLDER             COMMON SHARES CURRENTLY OWNED    COMMON SHARES ISSUABLE WITH
                                                                                       RESPECT TO WARRANTS
----------------------------------------------- -------------------------------- --------------------------------

----------------------------------------------- -------------------------------- --------------------------------

----------------------------------------------- -------------------------------- --------------------------------

----------------------------------------------- -------------------------------- --------------------------------

----------------------------------------------- -------------------------------- --------------------------------

----------------------------------------------- -------------------------------- --------------------------------

----------------------------------------------- -------------------------------- --------------------------------

----------------------------------------------- -------------------------------- --------------------------------


                                   SCHEDULE B

1. Warrants issued in connection with offering of Common Stock and Warrants, dated __________, 2003.

                                     ANNEX I

                              HOLDER REPRESENTATION

Dated: ___________

Wells Fargo Bank Minnesota, N.A.
Shareowner Services
161 North Concord Exchange Street
South St Paul, MN 55075-1139
Attn:    Suzy Swits
Fax: 651-450-4078
Tel: 651-450-4120

Re:      NexMed, Inc.

Dear Ms. Swits:

In connection with a private placement transaction ("Private Placement") which was consummated on or about June 18, 2004, NexMed, Inc. ("Company") issued to the undersigned ("Holder") shares of the Company's common stock, $0.001 par value per share ("Common Shares"), and warrants ("Warrants") to purchase Common Shares. Holder hereby represents to you t (check below as appropriate)

    [ ] it has sold or has current plans to resell _____________ Common Shares purchased by Holder in connection with the Private Placement, solely in accordance with the terms of the Registration Statement filed with the U.S. Securities and Exchange Commission by the Company covering such Common Shares as described under the section entitled "Plan of Distribution" therein; and/or

    [ ] it has exercised Warrant(s) No. ___, and in connection with such exercise has purchased _____________ Common Shares, and it has sold or has current plans to resell _____________ of such Common Shares, solely in accordance with the terms of the Registration Statement filed with the U.S. Securities and Exchange Commission by the Company covering such Common Shares as described under the section entitled "Plan of Distribution" therein.

Please contact _____________________ at (___) __________ if you require any further representation, confirmation or information. Thank you.

Holder Name: __________________________
             By: _______________________
             Name:
             Title: